Exhibit 10.3

EXECUTION VERSION

ADDITIONAL SECURED PARTY CONSENT

JPMorgan Chase Bank, N.A.
1111 Fannin, 10th Floor
Houston, Texas 770002
Investment Bank Loan
Operations, Sushma Charania

March 14, 2012

The undersigned is the Authorized Representative for persons wishing to become Secured Parties (the “New Secured Parties”) under the Third Amended and Restated Collateral Agreement, dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”) among MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC (f/k/a HEXION LLC), a Delaware limited liability company (“Holdings”), MOMENTIVE SPECIALTY CHEMICALS INC. (f/k/a HEXION SPECIALTY CHEMICALS, INC.), a New Jersey corporation (the “U.S. Borrower”), each Subsidiary Party party thereto and JPMORGAN CHASE BANK, N.A., as Applicable First Lien Representative (in such capacity, the “Applicable First Lien Representative”). Capitalized terms in this Agreement but not otherwise defined herein have the meanings set forth in the Collateral Agreement.

Section 1: General.

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties to become a party to the Collateral Agreement on behalf of the New Secured Parties under the Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Indenture”), by and among Wilmington Trust, National Association, as trustee (the “New Trustee”), Hexion U.S. Finance Corp., as issuer (the “Issuer”), and the guarantors named therein (the Notes Obligations as defined in the Indenture, the “New Secured Obligations”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the New Trustee has received a copy of the Collateral Agreement and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Applicable First Lien Representative to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Collateral Agreement and First Lien Intercreditor Agreement as are delegated to the Applicable First Lien Representative by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv) accepts and acknowledges the terms of the First Lien Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized

Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other First Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the Intercreditor Effective Date and agrees that its address for receiving notices pursuant to the Security Documents (as defined in the First Lien Intercreditor Agreement) shall be as follows:

Wilmington Trust, National Association

Corporate Capital Markets

50 South Sixth Street

Suite 1290

Minneapolis, Minnesota 55402

Telephone: 612-217-5632

Facsimile: 612-217-5651

Attention: Hexion Administrator

The Applicable First Lien Representative, by acknowledging and agreeing to this Other First Lien Secured Party Consent, accepts the appointment set forth in clause (iii) above.

Section 2: Parallel Debt Notes Obligations.

For the purposes of creating security rights governed by Dutch law,

(a) the Issuer hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent (as defined in the First Lien Intercreditor Agreement) (the “Collateral Agent”) an amount equal to the aggregate amount payable (verschuldigd) by it to the Holders (as defined in the Indenture) under the Notes Obligations (as defined in the Indenture). The payment undertaking of the Issuer under this Section 2(a) is hereinafter referred to as its “Parallel Debt Notes Obligations”;

(b) the Parallel Debt Notes Obligations of the Issuer constitute obligations and liabilities of the Issuer to the Collateral Agent which are separate and independent from, and without prejudice to, the Notes Obligations and the Parallel Debt Notes Obligations represent the Collateral Agent’s own independent right to receive payment of the Parallel Debt Notes Obligations from the Issuer;

(c) the Parallel Debt Notes Obligations of the Issuer will be payable in the currency or currencies of the corresponding Notes Obligations and will become due and payable as and when and to the extent one or more of the Notes Obligations become due and payable;

(d) to the extent the Collateral Agent receives any amount in payment of the Parallel Debt Notes Obligations of the Issuer, the Collateral Agent shall distribute that amount among the New Secured Parties in accordance with the First Lien Intercreditor Agreement and any other applicable intercreditor agreement. Upon receipt by the Collateral Agent of any amount in payment of the Parallel Debt Notes Obligations (a “Received Amount”), the corresponding Notes Obligations shall be reduced by amounts totaling an amount (a “Deductible Amount”) equal to the Received Amount in the manner as if the Deductible Amount were received by the Collateral Agent as a payment of the relevant Notes Obligations on the date of receipt by the Collateral Agent of the Received Amount; and

(e) the Issuer and the Collateral Agent acknowledge and confirm that pursuant to the provisions contained in this Section 2, the amount which may become payable by the Issuer as its Parallel Debt Notes Obligations from time to time shall not exceed the aggregate amount which is payable for principal and interest under the Notes Obligations from time to time.

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the 14th day of March 2012.

WILMINGTON TRUST BANK, NATIONAL ASSOCIATION, AS TRUSTEE AND AS AUTHORIZED REPRESENTATIVE

By:	/s/ Authorized Signatory
Name:
Title:

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, N.A., AS APPLICABLE FIRST LIEN REPRESENTATIVE AND COLLATERAL AGENT

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS INC.

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to Additional Secured Party Consent]

HEXION U.S. FINANCE CORP.

By:	/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL FOUNDRY, LLC

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE INTERNATIONAL INC.

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE SPECIALTY CHEMICALS INVESTMENTS INC.

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE CI HOLDING COMPANY (CHINA) LLC

By:	Lawter International Inc., its sole managing member

By:	/s/ Authorized Signatory
Name:
Title:

HSC CAPITAL CORPORATION

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to Additional Secured Party Consent]

LAWTER INTERNATIONAL INC.

By:	/s/ Authorized Signatory
Name:
Title:

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Authorized Signatory
Name:
Title:

NL COOP HOLDINGS LLC

By:	Momentive Specialty Chemicals Inc., a sole member

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to Additional Secured Party Consent]